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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported)      December 4, 2001
                                                 -------------------------------

                                quepasa.com, inc.
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               (Exact name of Registrant as specified in charter)


                                     Nevada
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                 (State or other jurisdiction of incorporation)


       0-25565                                             86-0879433
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employee Identification No.)


7904 E. Chaparral Rd., Ste. A110, PMB 160
            Scottsdale, AZ                                  85250
-----------------------------------------       --------------------------------
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: (480) 949-3749



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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

     On December 3, 2001, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release announces that the Registrant will hold its annual shareholder meeting on January 31, 2002 at 10:00 a.m. (Nevada time). The meeting will be held at Glen Eagles, 3700 North Carson Street, Carson City, Nevada. Holders of record at the close of business on December 28, 2001 will be entitled to vote at the meeting. At the meeting, the shareholders will elect directors and vote on the previously announced merger with Great Western Land and Recreation, Inc.

ITEM 7. EXHIBITS.

     99.1      Press Release dated December 3, 2001.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  quepasa.com, inc.
                                        ---------------------------------------
                                                   (Registrant)


     Date: December 4, 2001             By: /s/ ROBERT J. TAYLOR
                                            -----------------------------------
                                            Robert J. Taylor
                                            President & Chief Financial Officer